EXHIBIT 99.1

Media and Investor Contact:
Sean O’Brien
(404) 262-8462
sean.obrien@pgi.com

PGi Strategic Transition Continues to Accelerate:
SaaS Revenue Up 58% in 2014 to Over 12% of Fourth Quarter Net Revenue;
2014 Normalized Free Cash Flow Per Share Grows to $1.15*

4Q14 Results: Non-GAAP Revenue $139.6M*, Non-GAAP Diluted EPS from Continuing Ops $0.22*; Company Reiterates 2015 Financial Outlook

ATLANTA – February 17, 2015 – Premiere Global Services, Inc. (NYSE: PGI), the world’s largest pure-play provider of collaboration software and services, today announced final results for the fourth quarter and fiscal year ended December 31, 2014.

Fourth Quarter 2014 Financial Results

In the fourth quarter of 2014, net revenue increased to $139.2 million, compared to $134.6 million in the fourth quarter of 2013. Non-GAAP revenue totaled $139.6 million* in the fourth quarter of 2014. SaaS revenue grew 79% year-over-year, totaling $17.4 million in the fourth quarter of 2014, compared to $9.7 million in the fourth quarter of 2013. Diluted EPS from continuing operations was $0.07 in the fourth quarter of 2014, compared to diluted EPS from continuing operations of $(0.03) in the fourth quarter of 2013. Non-GAAP diluted EPS from continuing operations was $0.22* in the fourth quarter of 2014, compared to non-GAAP diluted EPS from continuing operations of $0.20* in the fourth quarter of 2013.

Fourth Quarter 2014 Results* ($ in millions, except per share data)	4Q13	4Q14	Constant Currency **	Adjusted Growth **
Non-GAAP revenue	$134.6	$139.6	$142.2	6%
SaaS revenue	$9.7	$17.4	$17.7	82%
Gross margin	57.3%	59.7%	59.7%	240	BPs
Adjusted EBITDA	$24.1	$24.4	$24.7	2%
Non-GAAP diluted EPS from continuing operations	$0.20	$0.22	$0.22	10%

“We had another strong year of performance in 2014, with accelerating sales of our next-generation cloud products and increasing momentum in our strategic transition to a SaaS model, while at the same time generating higher normalized free cash flow of $1.15* per share,” said Boland T. Jones, PGi founder, chairman and CEO. “We continue to make meaningful enhancements to our collaboration software and services portfolio through both our internal development and acquisition efforts, which we believe positions us well for growth in 2015 and beyond.”

2014 Financial Results

In 2014, net revenue total $567.1 million, compared to $526.9 million in 2013. Non-GAAP revenue totaled $567.5 million* in 2014. SaaS revenue grew 58% year-over-year, totaling $53.2 million in 2014, compared to $33.6 million in 2013. Diluted EPS from continuing operations was $0.38 in 2014, compared to diluted EPS from continuing operations of $0.40 in 2013. Non-GAAP diluted EPS from continuing operations totaled $0.88* in 2014, compared to non-GAAP diluted EPS from continuing operations of $0.78* in 2013.

2014 Results* ($ in millions, except per share data)	2013	2014	Constant Currency **	Adjusted Growth **
Non-GAAP revenue	$526.9	$567.5	$568.7	8%
SaaS revenue	$33.6	$53.2	$53.0	58%
Gross margin	57.1%	59.0%	58.9%	180 BPs
Adjusted EBITDA	$92.5	$101.6	$101.4	10%
Non-GAAP diluted EPS from continuing operations	$0.78	$0.88	$0.88	13%

2015 Financial Outlook

The following statements are based on PGi’s current expectations. These statements contain forward-looking statements and company estimates and anticipated results, and actual results may differ materially. PGi assumes no duty to update any forward-looking statements made in this press release.

Based on current business trends and prevailing foreign currency exchange rates, and assuming no additional acquisitions, PGi continues to anticipate that results in 2015 will be within the following ranges: non-GAAP revenue is projected to be in the range of $575-$585 million* and non-GAAP diluted EPS from continuing operations are projected to be in the range of $0.89-$0.92*. These ranges include an estimated negative year-over-year impact from changes in foreign currency exchange rates of approximately $19 million and $0.03* to non-GAAP revenue and non-GAAP diluted EPS from continuing operations, respectively. PGi anticipates that its SaaS revenue will increase over 50% in 2015 compared to 2014.

PGi will host a conference call today at 5:00 p.m., Eastern Time to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (888) 244-2417 (U.S. and Canada) or (913) 312-1446 (International), participant passcode 9632989. The conference call will simultaneously be webcast. Please visit pgi.com for webcast details and conference call replay information, as well as the webcast archive and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures

The company’s non-GAAP revenue excludes the impact of purchase accounting adjustments related to deferred revenue. Adjusted EBITDA and non-GAAP diluted earnings per share (EPS) from continuing operations and projections of these items also exclude equity-based compensation, amortization expenses, non-recurring tax adjustments and related interest, restructuring costs, excise and sales tax expense and related interest, asset impairments, net legal settlements and related expenses, acquisition-related costs, foreign exchange transaction gains and losses and the impact of purchase accounting adjustments related to deferred revenue. Normalized free cash flow is net cash provided by operating activities from continuing operations before payments for restructuring costs and cash paid for acquisition-related costs less capital expenditures. Management uses these measures internally as a means of analyzing the company’s current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the attached financial tables. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

** Constant Currency

These constant currency adjustments convert current period results using prior period (Q4-13 or FY-2013) average exchange rates calculated in the same manner as in footnote 5 to the Reconciliation of Non-GAAP Financial Measures table.

About Premiere Global Services, Inc. │ PGi

PGi is the world’s largest pure-play provider of collaboration software and services. PGi’s unified collaboration platform empowers business users and teams to connect, share ideas and manage projects with the simplicity and everywhere-access of the latest cloud technologies. PGi has a global presence in 25 countries, and its award-winning solutions provide a collaborative advantage to nearly 50,000 enterprise customers, including 75% of the Fortune 100™. In the last five years, PGi has helped over a billion people worldwide connect, collaborate and get work done—in teams, large groups and one-on-one. For more information, visit PGi at pgi.com.

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Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties, many of which are beyond our control. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in PGi's forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes and the development of alternatives to our services; market acceptance of PGi’s SaaS products, including iMeet® and GlobalMeet®; our ability to attract new customers and to retain and further penetrate our existing customers; our ability to establish and maintain strategic reseller and distribution relationships; risks associated with challenging global economic conditions; price increases from our telecommunications service providers; service interruptions and network downtime, including undetected errors or defects in our software; technological obsolescence and our ability to upgrade our equipment or increase our network capacity; concerns regarding the security and privacy of our customers’ confidential information; future write-downs of goodwill or other intangible assets; greater than anticipated tax and regulatory liabilities; restructuring and cost reduction initiatives and the market reaction thereto; our level of indebtedness; risks associated with acquisitions and divestitures; indemnification claims from the sale of our PGiSend business; our ability to protect our intellectual property rights, including possible adverse results of litigation or infringement claims; regulatory or legislative changes, including further government regulations applicable to traditional telecommunications service providers and data privacy; risks associated with international operations and market expansion, including fluctuations in foreign currency exchange rates; and other factors described from time to time in our press releases, reports and other filings made with the Securities and Exchange Commission, including but not limited to the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2013. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We do not undertake any obligation to update or to release publicly any revisions to forward-looking statements contained in this press release to reflect events or circumstances occurring after the date of this press release or the date of the statement, if a different date, or to reflect the occurrence of unanticipated events.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013

Net revenue	$139,162	$134,625	$567,071	$526,865
Operating expenses:
Cost of revenue (exclusive of depreciation and amortization shown separately below)	56,055	57,428	232,563	225,994
Selling and marketing	36,956	32,502	149,198	134,426
General and administrative (exclusive of expenses shown separately below)	19,429	17,935	74,244	65,219
Research and development	5,712	4,875	20,367	16,574
Depreciation	8,978	8,729	35,226	33,758
Amortization	3,686	1,787	11,235	3,496
Excise and sales tax expense	385	1,891	385	1,969
Restructuring costs	675	3,065	743	3,506
Asset impairments	40	980	4,978	1,196
Net legal settlements and related expenses	8	7	180	598
Acquisition-related costs	2,324	2,348	8,162	5,392
Total operating expenses	134,248	131,547	537,281	492,128

Operating income	4,914	3,078	29,790	34,737

Other (expense) income:
Interest expense	(2,760)	(2,225)	(9,378)	(7,152)
Interest income	4	24	29	117
Other, net	302	84	1,298	214
Total other expense, net	(2,454)	(2,117)	(8,051)	(6,821)

Income from continuing operations before income taxes	2,460	961	21,739	27,916
Income tax (benefit) expense	(934)	2,241	4,296	9,062
Net income (loss) from continuing operations	3,394	(1,280)	17,443	18,854

Loss from discontinued operations, net of taxes	(96)	(120)	(379)	(538)

Net income (loss)	$3,298	$(1,400)	$17,064	$18,316

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	44,986	46,328	45,593	46,214

Basic net income (loss) per share (1)
Continuing operations	$0.08	$(0.03)	$0.38	$0.41
Discontinued operations	-	-	(0.01)	(0.01)
Net income (loss) per share	$0.07	$(0.03)	$0.37	$0.40

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	45,762	46,328	46,303	46,727

Diluted net income (loss) per share
Continuing operations	$0.07	$(0.03)	$0.38	$0.40
Discontinued operations	-	-	(0.01)	(0.01)
Net income (loss) per share	$0.07	$(0.03)	$0.37	$0.39

(1)	Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands, except per share data)

	December 31,	December 31,
	2014	2013

ASSETS
CURRENT ASSETS
Cash and equivalents	$40,220	$44,955
Accounts receivable (less allowances of $557 and $760, respectively)	77,334	78,481
Prepaid expenses and other current assets	13,536	22,645
Income taxes receivable	1,897	2,316
Deferred income taxes, net	10,518	4,390
Total current assets	143,505	152,787

PROPERTY AND EQUIPMENT, NET	100,954	105,724

OTHER ASSETS
Goodwill	386,416	341,382
Intangibles, net of amortization	102,350	78,637
Deferred income taxes, net	2,342	1,957
Other assets	20,734	17,621
TOTAL ASSETS	$756,301	$698,108

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$57,211	$51,994
Income taxes payable	2,217	2,648
Accrued taxes, other than income taxes	17,562	11,190
Accrued expenses	37,807	34,402
Current maturities of long-term debt and capital lease obligations	1,971	1,719
Accrued restructuring costs	958	2,104
Deferred income taxes, net	17	171
Total current liabilities	117,743	104,228

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	332,825	272,467
Accrued restructuring costs	-	77
Accrued expenses	26,906	29,570
Deferred income taxes, net	23,837	20,790
Total long-term liabilities	383,568	322,904

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized, 47,378,794 and 48,338,335 shares issued and outstanding, respectively	475	483
Additional paid-in capital	442,585	457,913
Accumulated other comprehensive gain (loss)	(6,545)	11,169
Accumulated deficit	(181,525)	(198,589)
Total shareholders' equity	254,990	270,976
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$756,301	$698,108

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in thousands)

	Twelve Months Ended
	December 31,
	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$17,064	$18,316
Loss from discontinued operations, net of taxes	379	538
Net income from continuing operations	17,443	18,854
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	35,226	33,758
Amortization	11,235	3,496
Amortization of debt issuance costs	673	611
Net legal settlements and related expenses	180	598
Payments for legal settlements and related expenses	(249)	(510)
Deferred income taxes	1,827	3,068
Restructuring costs	743	3,506
Payments for restructuring costs	(1,916)	(2,469)
Asset impairments	4,978	1,196
Equity-based compensation	10,460	7,872
Excess tax benefits from share-based payment arrangements	(588)	(525)
Provision for doubtful accounts	456	514
Acquisition-related costs	8,162	5,392
Cash paid for acquisition-related costs	(7,581)	(3,863)
Changes in working capital, net of business acquisitions	(2,149)	4,178
Net cash provided by operating activities from continuing operations	78,900	75,676
Net cash used in operating activities from discontinued operations	(313)	(554)
Net cash provided by operating activities	78,587	75,122

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(35,195)	(31,774)
Business acquisitions, net of cash acquired	(80,402)	(101,963)
Other investing activities, net	1,700	(452)
Net cash used in investing activities from continuing operations	(113,897)	(134,189)
Net cash used in investing activities from discontinued operations	-	-
Net cash used in investing activities	(113,897)	(134,189)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(146,040)	(78,847)
Proceeds from borrowing arrangements	205,000	166,750
Payments of debt issuance costs	(1,060)	(1,258)
Excess tax benefits of share-based payment arrangements	588	525
Purchases and retirement of treasury stock, at cost	(27,138)	(4,066)
Exercise of stock options	963	-
Net cash provided by financing activities from continuing operations	32,313	83,104
Net cash provided by financing activities from discontinued operations	-	-
Net cash provided by financing activities	32,313	83,104

Effect of exchange rate changes on cash and equivalents	(1,738)	(58)

NET (DECREASE) INCREASE IN CASH AND EQUIVALENTS	(4,735)	23,979
CASH AND EQUIVALENTS, beginning of period	44,955	20,976
CASH AND EQUIVALENTS, end of period	$40,220	$44,955

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(Unaudited, in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013
Non-GAAP Revenue (1)
Net revenue, as reported	$139,162	$134,625	$567,071	$526,865
Impact of purchase accounting adjustments related to deferred revenue (2)	435	-	435	-
Non-GAAP revenue	$139,597	$134,625	$567,506	$526,865

Non-GAAP Operating Income & Adjusted EBITDA (1)
Operating income, as reported	$4,914	$3,078	$29,790	$34,737
Impact of purchase accounting adjustments related to deferred revenue (2)	435	-	435	-
Equity-based compensation	2,916	2,178	10,460	7,872
Amortization	3,686	1,787	11,235	3,496
Excise and sales tax expense	385	1,891	385	1,969
Restructuring costs	675	3,065	743	3,506
Asset impairments	40	980	4,978	1,196
Net legal settlements and related expenses	8	7	180	598
Acquisition-related costs	2,324	2,348	8,162	5,392
Non-GAAP operating income	$15,383	$15,334	$66,368	$58,766
Depreciation	8,978	8,729	35,226	33,758
Adjusted EBITDA	$24,361	$24,063	$101,594	$92,524

Non-GAAP Net Income from Continuing Operations (1)
Net income (loss) from continuing operations, as reported	$3,394	$(1,280)	$17,443	$18,854
Impact of purchase accounting adjustments related to deferred revenue (2)	334	-	308	-
Elimination of non-recurring tax adjustments and related interest	(1,426)	1,939	(1,927)	687
Equity-based compensation	2,242	1,493	7,400	5,510
Amortization	2,834	1,225	7,949	2,447
Excise and sales tax expense	296	1,296	272	1,378
Excise and sales tax interest	-	127	-	130
Restructuring costs	519	2,101	526	2,454
Asset impairments	31	672	3,522	837
Net legal settlements and related expenses	6	5	127	419
Acquisition-related costs	1,787	1,610	5,775	3,774
Foreign exchange transaction (gain)/loss (3)	(140)	(75)	(490)	(268)
Non-GAAP net income from continuing operations	$9,877	$9,113	$40,905	$36,222

Non-GAAP Diluted EPS from Continuing Operations (1) (4)
Diluted net income (loss) per share from continuing operations, as reported	$0.07	$(0.03)	$0.38	$0.40
Impact of purchase accounting adjustments related to deferred revenue (2)	0.01	-	0.01	-
Elimination of non-recurring tax adjustments and related interest	(0.03)	0.04	(0.04)	0.01
Equity-based compensation	0.05	0.03	0.16	0.12
Amortization	0.06	0.03	0.17	0.05
Excise and sales tax expense	0.01	0.03	0.01	0.03
Excise and sales tax interest	-	-	-	-
Restructuring costs	0.01	0.04	0.01	0.05
Asset impairments	-	0.01	0.08	0.02
Net legal settlements and related expenses	-	-	-	0.01
Acquisition-related costs	0.04	0.03	0.12	0.08
Foreign exchange transaction (gain)/loss (3)	-	-	(0.01)	(0.01)
Non-GAAP diluted EPS from continuing operations	$0.22	$0.20	$0.88	$0.78

(1)	Management believes that presenting non-GAAP revenue, non-GAAP operating income, adjusted EBITDA, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the company's continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP operating income, adjusted EBITDA, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations to exclude these non-cash items, as well as non-recurring items that are unrelated to the company's ongoing operations, including the impact of purchase accounting adjustments related to deferred revenue, non-recurring tax adjustments and related interest, excise and sales tax expense, excise and sales tax interest, restructuring costs, asset impairments, net legal settlements and related expenses, acquisition-related costs and foreign exchange transaction gains and losses. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

(2)	Business combination accounting principles require us to write-down the deferred revenue associated with software licenses and related support contracts assumed in our acquisitions. The revenue for these support contracts is deferred and typically recognized over a one-year period, so our GAAP revenue for the one-year period after an acquisition does not reflect the full amount of revenue that would have been reported if the acquired deferred revenue was not written down to fair value. The non-GAAP adjustment eliminates the effect of the deferred revenue write-down. We believe this adjustment to the revenue from these contracts is useful to investors as an additional means to reflect revenue trends of our business.

(3)	Represents the impact of foreign exchange transaction gains and losses included in the Statements of Operations in "Other, net".

(4)	Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(Unaudited, in thousands, except per share data)

(continued)

Prior Year Quarter Constant Currency Adjustments (5)

		Impact of			Impact of
	Q4 - 14 (Constant currency)	fluctuations in foreign currency exchange rates	Q4 - 14 (Actual)	2014 (Constant currency)	fluctuations in foreign currency exchange rates	2014 (Actual)
	(Unaudited, in thousands, except per share data)			(Unaudited, in thousands, except per share data)

Net Revenue	$141,754	$(2,592)	$139,162	$568,227	$(1,156)	$567,071
North America Net Revenue	$89,050	$(283)	$88,767	$356,845	$(1,049)	$355,796
Europe Net Revenue	$37,061	$(1,431)	$35,630	$145,001	$2,127	$147,128
Asia Pacific Net Revenue	$15,643	$(878)	$14,765	$66,381	$(2,234)	$64,147
Non-GAAP Operating Income	$15,588	$(205)	$15,383	$65,995	$373	$66,368
Adjusted EBITDA	$24,695	$(334)	$24,361	$101,353	$241	$101,594
Non-GAAP Net Income from Continuing Operations	$9,965	$(88)	$9,877	$40,429	$476	$40,905
Non-GAAP Diluted EPS from Continuing Operations	$0.22	$-	$0.22	$0.88	$-	$0.88

(5)	Management also presents the non-GAAP financial measures described under note 1 above, as well as net revenue and segment net revenue, on a constant currency basis compared to the same period in the previous year (Q4-13 or FY-2013) to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q4-13) average exchange rates and current year results using prior year (FY-2013) average exchange rates.

Sequential Quarter Constant Currency Adjustments (6)

		Impact of
	Q4 - 14 (Constant currency)	fluctuations in foreign currency exchange rates	Q4 - 14 (Actual)
	(Unaudited, in thousands)

Net Revenue	$141,562	$(2,400)	$139,162

(6)	Management also presents net revenue on a constant currency basis compared to the prior quarter (Q3-14) to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q3-14) average exchange rates.

Organic Growth (7)

		Impact of
	December 31, 2013	fluctuations in foreign currency exchange rates	Acquisitions	Organic net revenue growth	December 31, 2014	Organic net revenue growth rate
	(Unaudited, in thousands, except percentages)

Net Revenue, Three Months Ended	$134,625	$(2,590)	$10,586	$(3,459)	$139,162	-2.6%
Net Revenue, Twelve Months Ended	$526,865	$(2,484)	$56,165	$(13,475)	$567,071	-2.6%

(7)	Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect the company's ongoing core operations or underlying growth, such as acquisitions.

Normalized Free Cash Flow (8)

	Twelve Months Ended
	December 31,
	2014	2013
Net cash provided by operating activities from continuing operations, as reported	$78,900	$75,676
Plus: Payments for restructuring costs, as reported	1,916	2,469
Plus: Cash paid for acquisition-related costs, as reported	7,581	3,863
Less: Capital expenditures, as reported	(35,195)	(31,774)
Free cash flow	$53,202	$50,234
Free cash flow per share	$1.15	$1.08

(8)	Management defines "normalized free cash flow" as net cash provided by operating activities from continuing operations, before the impact of payments for restructuring costs and cash payments for acquisition-related costs, less capital expenditures. Management believes that this non-GAAP measure provides a relevant measure of the company's liquidity in evaluating its financial performance and ability to generate cash without additional external financing in order to repay debt obligations, fund acquisitions and repurchase shares. Management utilizes diluted weighted-average shares outstanding in calculating free cash flow per share.